Exhibit 99.2
Washington Federal, Inc.
Fact Sheet
September 30, 2016
($ in Thousands)

	As of 3/16		As of 6/16		As of 9/16
Loan Loss Reserve - Total	$113,004		$114,251		$116,729
General and Specific Allowance	109,919		111,016		113,494
Commitments Reserve	3,085		3,235		3,235
Allowance as a % of Gross Loans	1.10%		1.08%		1.07%

	3/16 QTR	3/16 YTD	6/16 QTR	6/16 YTD	9/16 QTR	9/16 YTD
Loan Originations - Total	$763,323	$1,726,642	$1,031,461	$2,758,103	$1,190,431	$3,948,534
Single-Family Residential	129,778	262,250	194,141	456,391	236,184	692,575
Construction	198,286	327,822	342,230	670,052	230,597	900,649
Construction - Custom	91,358	180,119	97,602	277,721	144,095	421,816
Land - Acquisition & Development	13,528	19,250	14,305	33,555	25,956	59,511
Land - Consumer Lot Loans	6,171	11,439	7,817	19,256	10,405	29,661
Multi-Family	91,757	224,756	73,225	297,981	63,280	361,261
Commercial Real Estate	21,001	201,789	62,706	264,495	88,770	353,265
Commercial & Industrial	194,410	464,782	216,687	681,469	370,481	1,051,950
HELOC	16,221	32,923	21,733	54,656	19,882	74,538
Consumer	813	1,512	1,015	2,527	781	3,308

Purchased Loans (including acquisitions)	$—	$51,646	$—	$51,646	$53,774	$105,420

Net Loan Fee and Discount Accretion	$8,080	$16,477	$6,691	$23,168	$6,730	$29,898

Repayments
Loans	$581,210	$1,307,502	$776,087	$2,083,589	$851,578	$2,935,167
MBS	89,416	192,177	128,467	320,644	142,329	462,973

MBS Premium Amortization	$2,642	$5,444	$3,514	$8,958	$3,962	$12,920

Efficiency
Operating Expenses/Average Assets	1.62%	1.70%	1.52%	1.64%	1.49%	1.60%
Efficiency Ratio (%)	50.60%	52.75%	49.08%	51.55%	48.54%	50.80%
Amortization of Intangibles	$606	$1,245	$576	$1,821	$548	$2,369

EOP Numbers
Shares Issued and Outstanding	91,270,241		90,226,193		89,680,847

Share repurchase information
Remaining shares authorized for repurchase (a)	2,138,706		1,041,309		5,039,310
Shares repurchased	1,639,442	2,062,524	1,097,397	3,159,921	707,642	3,867,563
Average share repurchase price	$21.05	$21.55	$23.33	$22.17	$25.20	$22.72
(a) Remaining shares authorized for repurchase at September 30, 2016 reflects a reduction of 294,357 related to warrants repurchased in September 2016.

Washington Federal, Inc.
Fact Sheet
September 30, 2016
($ in Thousands)

Tangible Common Book Value	As of 3/16		As of 6/16		As of 9/16
$ Amount	$1,664,347		$1,664,648		$1,678,742
Per Share	18.24		18.45		18.72

# of Employees	1,837		1,817		1,806
Investments
Available-for-sale:
Agency MBS	$1,197,346		$1,131,044		$1,072,912
Other	899,740		838,825		849,982
	$2,097,086		$1,969,869		$1,922,894
Held-to-maturity:
Agency MBS	$1,558,087		$1,492,480		$1,417,599
	$1,558,087		$1,492,480		$1,417,599

	As of 3/31/16		As of 6/30/16		As of 9/30/16
Loans Receivable by Category (a)	AMOUNT	%	AMOUNT	%	AMOUNT	%
Single-Family Residential	$5,661,999	54.9%	$5,633,527	53.3%	$5,658,830	51.7%
Construction	788,412	7.6	1,016,305	9.6	1,110,411	10.1
Construction - Custom	398,797	3.9	409,116	3.9	473,069	4.3
Land - Acquisition & Development	104,272	1.0	104,412	1.0	118,497	1.1
Land - Consumer Lot Loans	103,582	1.0	104,461	1.0	104,567	1.0
Multi-Family	1,079,909	10.5	1,100,514	10.4	1,124,290	10.3
Commercial Real Estate	1,003,413	9.7	1,042,730	9.9	1,093,639	10.0
Commercial & Industrial	851,367	8.3	853,776	8.1	978,589	8.9
HELOC	148,045	1.4	151,352	1.4	149,716	1.4
Consumer	166,877	1.6	156,008	1.5	139,000	1.3
	10,306,673	100%	10,572,201	100%	10,950,608	100%
Less:
ALL	109,919		111,016		113,494
Loans in Process	591,667		780,720		879,484
Discount on Acquired Loans	21,120		14,776		11,306
Deferred Origination Fees, Net	38,645		37,113		35,404
Sub-Total	761,351		943,625		1,039,688
	$9,545,322		$9,628,576		$9,910,920

Net Loan Portfolio by Category (a)	AMOUNT	%	AMOUNT	%	AMOUNT	%
Single-Family Residential	$5,595,908	58.6%	$5,571,349	57.9%	$5,601,350	56.5%
Construction	377,640	4.0	422,785	4.4	475,022	4.8
Construction - Custom	209,551	2.2	211,002	2.2	227,348	2.3
Land - Acquisition & Development	85,711	0.9	85,392	0.9	88,408	0.9
Land - Consumer Lot Loans	100,469	1.1	101,395	1.1	101,435	1.0
Multi-Family	1,069,004	11.2	1,089,658	11.3	1,113,661	11.2
Commercial Real Estate	978,328	10.2	1,021,596	10.6	1,074,146	10.8
Commercial & Industrial	819,273	8.6	822,829	8.5	945,150	9.5
HELOC	145,593	1.5	149,213	1.5	147,737	1.5
Consumer	163,845	1.7	153,357	1.6	136,663	1.4
	$9,545,322	100%	$9,628,576	100%	$9,910,920	100%
(a) Some loans have been reclassified by loan type as a result of system conversion in 1Q16, primarily impacting Construction, Multi-family and Commercial Real Estate.

Washington Federal, Inc.
Fact Sheet
September 30, 2016
($ in Thousands)

	As of 3/31/16			As of 6/30/16			As of 9/30/16
Deposits by State	AMOUNT	%	#	AMOUNT	%	#	AMOUNT	%	#
Washington (WA)	$5,031,630	47.7%	82	$5,089,214	48.1%	82	$5,100,754	48.1%	81
Idaho (ID)	783,049	7.4	26	774,432	7.3	26	782,413	7.4	25
Oregon (OR)	1,955,608	18.5	49	1,956,226	18.5	49	1,964,173	18.5	48
Utah (UT)	289,878	2.7	10	286,792	2.7	10	285,234	2.7	10
Nevada (NV)	342,121	3.2	11	343,220	3.2	11	340,324	3.2	11
Texas (TX)	90,869	0.9	5	92,983	0.9	5	94,113	0.9	5
Arizona (AZ)	1,186,739	11.3	32	1,187,651	11.2	32	1,188,335	11.2	31
New Mexico (NM)	863,490	8.2	28	848,398	8.0	28	845,506	8.0	27
Total	$10,543,384	100%	243	$10,578,916	100%	243	$10,600,852	100%	238

Deposits by Type	AMOUNT	%		AMOUNT	%		AMOUNT	%
Checking (noninterest)	$1,019,401	9.7%		$1,041,258	9.8%		$1,091,738	10.3%
NOW (interest)	1,606,071	15.2		1,604,741	15.2		1,629,983	15.4
Savings (passbook/stmt)	779,814	7.4		787,441	7.4		820,980	7.7
Money Market	2,470,958	23.4		2,486,802	23.5		2,462,891	23.2
Time Deposits	4,667,140	44.3		4,658,674	44.0		4,595,260	43.3
Total	$10,543,384	100%		$10,578,916	100%		$10,600,852	100%

Deposits greater than $250,000 - EOP	$2,112,381			$2,209,547			$2,250,622

Time Deposit Repricing	Amount	Rate		Amount	Rate		Amount	Rate
Within 3 months	$780,751	0.55%		$890,691	0.64%		$824,019	0.82%
From 4 to 6 months	860,689	0.67%		787,925	0.86%		896,484	0.80%
From 7 to 9 months	505,045	1.12%		562,314	1.02%		618,180	0.89%
From 10 to 12 months	544,445	1.04%		585,038	0.90%		508,732	0.83%

Non-Performing Assets	AMOUNT	%		AMOUNT	%		AMOUNT	%
Non-accrual loans:
Single-Family Residential	$42,395	77.7%		$36,707	77.5%		$33,148	78.2%
Construction	—	—		—	—		—	—
Construction - Custom	67	0.1		506	1.1		—	—
Land - Acquisition & Development	477	0.9		427	0.9		58	0.1
Land - Consumer Lot Loans	940	1.7		1,105	2.3		510	1.2
Multi-Family	1,520	2.8		1,238	2.6		776	1.8
Commercial Real Estate	7,701	14.1		6,297	13.3		7,100	16.7
Commercial & Industrial	596	1.1		521	1.1		583	1.4
HELOC	554	1.0		548	1.2		239	0.6
Consumer	309	0.6		—	—		—	—
Total non-accrual loans	54,559	100%		47,349	100%		42,414	100%
Real Estate Owned	38,770			31,682			29,027
Total non-performing assets	$93,329			$79,031			$71,441

Non-performing loans as % of total net loans	0.57%			0.49%			0.43%
Non-performing assets as % of total assets	0.64%			0.53%			0.48%

Washington Federal, Inc.
Fact Sheet
September 30, 2016
($ in Thousands)

	As of 3/31/16		As of 6/30/16		As of 9/30/16
	AMOUNT	%	AMOUNT	%	AMOUNT	%
Restructured loans:
Single-Family Residential	$233,544	86.4%	$223,531	86.6%	$210,490	86.7%
Construction	—	—	—	—	—	—
Construction - Custom	—	—	—	—	—	—
Land - Acquisition & Development	1,632	0.6	1,454	0.6	1,154	0.5
Land - Consumer Lot Loans	9,981	3.7	9,672	3.7	8,660	3.6
Multi-Family	1,522	0.6	1,514	0.6	880	0.4
Commercial Real Estate	22,139	8.2	20,490	7.9	20,058	8.3
Commercial & Industrial	—	—	—	—	—	—
HELOC	1,396	0.5	1,379	0.5	1,380	0.6
Consumer	94	—	95	—	92	—
Total restructured loans	$270,308	100%	$258,135	100%	$242,714	100%

Restructured loans were as follows:
Performing	$257,600	95.3%	$247,695	96.0%	$233,204	96.1%
Non-performing (c)	12,708	4.7	10,440	4.0	9,510	3.9
Total restructured loans	$270,308	100%	$258,135	100%	$242,714	100%
(c) Included in "Total non-accrual loans" above

	AMOUNT	CO % (d)	AMOUNT	CO % (d)	AMOUNT	CO % (d)
Net Charge-offs (Recoveries) by Category
Single-Family Residential	$915	0.06%	$473	0.03%	$(204)	(0.01)%
Construction	5	—	(207)	(0.08)	(388)	(0.14)
Construction - Custom	—	—	(60)	(0.06)	—	—
Land - Acquisition & Development	(3,371)	(12.93)	(2,711)	(10.39)	(2,063)	(6.96)
Land - Consumer Lot Loans	268	1.03	21	0.08	29	0.11
Multi-Family	—	—	—	—	—	—
Commercial Real Estate	(983)	(0.39)	(454)	(0.17)	(172)	(0.06)
Commercial & Industrial	(259)	(0.12)	144	0.07	(2,123)	(0.87)
HELOC	26	0.07	27	0.07	—	—
Consumer	(119)	(0.29)	(130)	(0.33)	(657)	(1.89)
Total net charge-offs (recoveries)	$(3,518)	(0.14)%	$(2,897)	(0.11)%	$(5,578)	(0.20)%
(d) Annualized Net Charge-offs (recoveries) divided by Gross Balance

ASC 310-30 Acquired Loans
Accretable Yield	$64,457		$60,453		$55,290
Non-Accretable Yield	167,603		165,926		165,926
Total Contractual Payments	$232,060		$226,379		$221,216

Interest Rate Risk
One Year GAP		(12.7)%		(9.8)%		(10.1)%
NPV post 200 bps shock (e)		15.6%		15.4%		14.8%
Change in NII after 200 bps shock (e)		1.4%		3.9%		3.2%
(e) Assumes no balance sheet management actions taken

Washington Federal, Inc.
Fact Sheet
September 30, 2016
($ in Thousands)

Historical CPR Rates (f)
	WAFD	WAFD
Average for Quarter Ended:	SFR Mortgages	GSE MBS
9/30/2013	21.4%	15.9%
12/31/2013	13.5%	8.7%
3/31/2014	10.1%	8.5%
6/30/2014	13.8%	10.6%
9/30/2014	14.6%	13.4%
12/31/2014	15.9%	12.1%
3/31/2015	16.4%	13.9%
6/30/2015	18.7%	15.9%
9/30/2015	17.8%	14.5%
12/31/2015	16.7%	13.4%
3/31/2016	13.9%	12.0%
6/30/2016	17.3%	17.5%
9/30/2016	17.7%	20.0%
(f) The CPR Rate (conditional payment rate) is the rate that is equal to the proportion of the principal of a pool of loans that is paid off prematurely in each period.

Washington Federal, Inc.
Fact Sheet
September 30, 2016
Average Balance Sheet
($ in Thousands)

	Quarters Ended
	March 31, 2016			June 30, 2016			September 30, 2016
	Average		Average	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate	Balance	Interest	Rate
Assets
Loans receivable	$9,469,185	$113,211	4.80%	$9,561,921	$113,728	4.77%	$9,756,353	$114,283	4.65%
Mortgage-backed securities	2,804,569	16,846	2.41	2,698,354	15,297	2.27	2,568,917	13,820	2.13
Cash & investments	1,065,800	3,983	1.50	1,187,023	4,012	1.36	1,218,195	4,029	1.31
FHLB & FRB Stock	112,662	1,023	3.64	117,022	698	2.39	117,205	740	2.50

Total interest-earning assets	13,452,216	135,063	4.03%	13,564,320	133,735	3.95%	13,660,670	132,872	3.86%
Other assets	1,189,428			1,219,363			1,210,388
Total assets	$14,641,644			$14,783,683			$14,871,058

Liabilities and Equity
Customer accounts	10,558,835	13,071	0.50%	10,569,479	13,274	0.50%	10,610,740	13,423	0.50%
FHLB advances	1,970,022	15,667	3.19	2,075,604	16,221	3.13	2,080,000	16,633	3.17
Other borrowings	—	—	—	—	—	—	33	—	—

Total interest-bearing liabilities	12,528,857	28,738	0.92%	12,645,083	29,495	0.94%	12,690,773	30,056	0.94%
Other liabilities	151,697			163,788			205,817
Total liabilities	12,680,554			12,808,871			12,896,590
Stockholders’ equity	1,961,090			1,974,812			1,974,468
Total liabilities and equity	$14,641,644			$14,783,683			$14,871,058

Net interest income		$106,325			$104,240			$102,816

Net interest margin (1)			3.16%			3.07%			3.01%

(1) Annualized net interest income divided by average interest-earning assets

Washington Federal, Inc.
Fact Sheet
September 30, 2016
Delinquency Summary
($ in Thousands)

			AMOUNT OF LOANS	# OF LOANS				% based		% based
TYPE OF LOANS	#LOANS	AVG Size	NET OF LIP & CHG-OFFs	30	60	90	Total	on #	$ Delinquent	on $

September 30, 2016
Single-Family Residential	26,508	213	$5,658,122	93	39	173	305	1.15%	$56,665	1.00%
Construction	640	779	498,450	—	—	1	1	0.16	—	—
Construction - Custom	1,041	221	229,957	2	—	—	2	0.19	538	0.23
Land - Acquisition & Development	132	719	94,928	—	—	3	3	2.27	—	—
Land - Consumer Lot Loans	1,229	85	104,534	5	6	13	24	1.95	2,061	1.97
Multi-Family	944	1,191	1,124,290	2	1	3	6	0.64	1,983	0.18
Commercial Real Estate	1,074	1,018	1,093,549	1	2	10	13	1.21	4,868	0.45
Commercial & Industrial	1,832	534	978,582	—	3	32	35	1.91	42	—
HELOC	2,924	51	149,713	11	3	26	40	1.37	1,200	0.80
Consumer	5,094	27	139,000	93	34	66	193	3.79	922	0.66
	41,418	243	$10,071,125	207	88	327	622	1.50%	$68,279	0.68%

June 30, 2016
Single-Family Residential	26,758	211	$5,632,692	84	37	189	310	1.16%	$55,242	0.98%
Construction	684	649	444,014	—	—	1	1	0.15	—	—
Construction - Custom	921	232	213,465	2	1	1	4	0.43	775	0.36
Land - Acquisition & Development	135	686	92,629	—	—	5	5	3.70	468	0.51
Land - Consumer Lot Loans	1,232	85	104,413	6	2	19	27	2.19	1,993	1.91
Multi-Family	958	1,149	1,100,514	2	—	3	5	0.52	1,384	0.13
Commercial Real Estate	1,055	988	1,042,639	4	3	14	21	1.99	7,811	0.75
Commercial & Industrial	1,832	466	853,769	3	4	34	41	2.24	985	0.12
HELOC	2,907	52	151,339	11	11	26	48	1.65	2,168	1.43
Consumer	5,369	29	156,008	76	41	64	181	3.37	811	0.52
	41,851	234	$9,791,482	188	99	356	643	1.54%	$71,637	0.73%

March 31, 2016
Single-Family Residential	27,194	208	$5,660,232	104	45	196	345	1.27%	$66,003	1.17%
Construction	689	575	396,322	—	—	8	8	1.16	141	0.04
Construction - Custom	927	229	212,067	8	5	3	16	1.73	2,914	1.37
Land - Acquisition & Development	142	657	93,354	2	—	6	8	5.63	1,926	2.06
Land - Consumer Lot Loans	1,242	83	103,534	8	4	16	28	2.25	2,233	2.16
Multi-Family	969	1,114	1,079,909	2	—	2	4	0.41	2,014	0.19
Commercial Real Estate	1,060	947	1,003,320	5	1	8	14	1.32	7,902	0.79
Commercial & Industrial	1,831	465	851,358	14	3	27	44	2.40	1,631	0.19
HELOC	2,303	64	148,032	8	5	10	23	1.00	1,178	0.80
Consumer	4,362	38	166,877	138	59	96	293	6.72	1,376	0.82
	40,719	239	$9,715,005	289	122	372	783	1.92%	$87,318	0.90%